Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents
Cash and cash equivalents

12Cash and cash equivalents

Cash and cash equivalents include the following:

	As of December 31,
in 000€	2022	2021	2020
Cash at bank	26,028	192,895	108,399
Cash equivalents	114,839	3,133	3,139
Total	140,867	196,028	111,538

For the year ended December 31, 2022, cash at banks in euro earned a negative interest (K€285), based on floating interest rates. Cash at banks in other currencies earns interest at floating rates based on daily bank deposit rates. Cash equivalents included deposits of one week (€ 106 million of which € 105 million in Belgium) and overnight deposits (€ 9 million), and earn interest at the respective short-term deposit rates.

There were no cash balances on a restricted bank account per December 31, 2022, 2021 or 2020.